Exhibit 10.2

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 5, 2008 by and among REGENCY CENTERS, L.P. (the “Borrower”), REGENCY CENTERS CORPORATION (the “Parent”), each of the financial institutions a party hereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Agent and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of February 12, 2007 (as in effect immediately prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower, the Parent, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a) The Credit Agreement is amended by adding the definition of “Additional Loan Agreement” in the appropriate alphabetical location in Section 1.1 thereof:

“Additional Loan Agreement” means that certain Credit Agreement dated as of March 5, 2008 by and among the Borrower, the Parent, the financial institutions from time to time party thereto as “Lenders”, and Wells Fargo Bank, National Association, as Agent, and the other parties thereto.

(b) The Credit Agreement is amended by restating in full the definitions of “Capitalized EBITDA”, “Eligible Property” and “Unencumbered Pool Value” contained in Section 1.1 thereof as follows:

“Capitalized EBITDA” means, with respect to a Person and as of a given date, (a) such Person’s EBITDA for the fiscal quarter most recently ended times (b) 4 and divided by (c) 7.50%. In determining Capitalized EBITDA (i) EBITDA attributable to real estate properties either acquired or disposed of by such Person during such Person’s two most recently ended fiscal quarters shall be disregarded, (ii) for each of the first three fiscal quarters of each fiscal year, EBITDA shall include the lesser of (A) 25% of the budgeted percentage rents for such fiscal year or (B) 25% of the actual percentage rents received by such Person in the immediately preceding fiscal year, (iii) for the fourth fiscal quarter of each fiscal year, EBITDA shall include 25% of the percentage rents actually received by such Person in such fiscal year,

(iv) Third Party Net Revenue for the applicable period shall be excluded from EBITDA, (v) any amounts deducted from the net earnings of Properties owned by Consolidated Subsidiaries in which a third party owns a minority equity interest shall be included in EBITDA; and (vi) distributions of cash received by such Person during such period from any of its Unconsolidated Affiliates shall be excluded from EBITDA.

“Eligible Property” means a Property which satisfies all of the following requirements: (a) such Property is owned in fee simple by only the Borrower, a Wholly Owned Subsidiary of the Borrower or a Qualified Venture, or is owned under a nominee arrangement by the Borrower, a Wholly Owned Subsidiary of the Borrower, a Qualified Venture or a trust controlled by the Borrower, a Wholly Owned Subsidiary of the Borrower or a Qualified Venture (so long as the sole beneficiary of such trust is a Wholly Owned Subsidiary); (b) neither such Property, nor any interest of the Borrower, such Subsidiary or such Qualified Venture is subject to any Lien other than Permitted Liens or to any agreement (other than the Additional Loan Agreement, this Agreement or any other Loan Document (as such term is defined in the Additional Loan Agreement and in this Agreement)) that prohibits the creation of any Lien thereon as security for Indebtedness; (c) if such Property is owned by a Wholly Owned Subsidiary or Qualified Venture of the Borrower, (i) none of the Borrower’s or Parent’s direct or indirect ownership interest in such Subsidiary or Qualified Venture is subject to any Lien other than Permitted Liens or to any agreement (other than the Additional Loan Agreement, this Agreement or any other Loan Document (as such term is defined in the Additional Loan Agreement and in this Agreement)) that prohibits the creation of any Lien thereon as security for Indebtedness and (ii) the Borrower directly, or indirectly through a Subsidiary or Qualified Venture, has the right to take the following actions without the need to obtain the consent of any other owner of the Qualified Venture or any Person (other than, with respect to the following clause (A), the consent of the lenders under the Additional Loan Agreement): (A) to create a Lien on such Property as security for Indebtedness of the Borrower or such Subsidiary or Qualified Venture, as applicable and (B) to sell, transfer or otherwise dispose of such Property; (d) such Property is free of all structural defects or major architectural deficiencies, title defects, or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Property and (e) such Property is not subject to a ground lease (other than a lease of land on such Property owned by the Borrower, such Subsidiary of the Borrower or such Qualified Venture of the Borrower and leased to a Person which is not an Affiliate).

“Unencumbered Pool Value” means, at any time, the following amount as determined for an Unencumbered Pool Property: if such Unencumbered Pool Property is (a) an Operating Property, (i) the Net Operating Income of such Unencumbered Pool Property for the fiscal quarter most recently ended times (ii) 4 and divided by (iii) 7.50%; (b) a Newly Acquired Property (other than a Qualified

Development Property) or a Recently Completed Property, the book value of such Unencumbered Pool Property as determined in accordance with GAAP; and (c) a Qualified Development Property, the book value of Construction in Process for such Unencumbered Pool Property as determined in accordance with GAAP. Notwithstanding the foregoing, if an Unencumbered Pool Property shall cease to qualify as an Eligible Property, then the Unencumbered Pool Value of such Property shall be $0.

(c) The Credit Agreement is amended by restating Section 3.5(a) thereof in its entirety as follows:

(a) Borrowings. Each borrowing of Revolving Loans hereunder shall be in an aggregate principal amount of $1,000,000 and integral multiples of $100,000 in excess of that amount (except that any such borrowing of Revolving Loans may be in the aggregate amount of the Maximum Loan Availability less the aggregate amount of the Loans and the aggregate amount of all Letter of Credit Liabilities outstanding at such time, which Revolving Loans, if less than $1,000,000, must be Base Rate Loans).

(d) The Credit Agreement is amended by (i) deleting the word “and” at the end of clause (n) in Section 9.4 and (ii) deleting clause (o) in Section 9.4 in its entirety and substituting in lieu thereof the following new clauses (o) and (p):

(o) A copy of any amendment, restatement, or other modification to the Additional Loan Agreement within five days following the effectiveness thereof; and

(p) From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower, the Parent, any other Loan Party or any other Subsidiary as the Agent or any Lender may reasonably request.

(e) The Credit Agreement is amended by restating Section 10.1(e) thereof as follows:

(e) [Reserved]

(f) The Credit Agreement is amended by restating Section 10.2 thereof in its entirety as follows:

Section 10.2 Negative Pledge.

Neither the Borrower nor the Parent shall, nor shall they permit any other Loan Party or Subsidiary to, (a) create, assume, incur, permit or suffer to exist any Lien on any Unencumbered Pool Property or any direct or indirect ownership interest of the Borrower or the Parent in any Person owning any Unencumbered Pool Property, now owned or hereafter acquired, except for Permitted Liens or (b) permit any Unencumbered Pool Property or any direct or indirect ownership interest of the Borrower or the Parent in any Person owning an Unencumbered Pool Property, to become subject to a Negative Pledge (other than under the Additional Loan Agreement). Notwithstanding the foregoing, if any Unencumbered Pool Property becomes subject to a Lien causing such Property to no longer satisfy the definition of Eligible Property, and, as a result, the aggregate principal amount of all outstanding Loans exceeds the Maximum Loan Availability, then the Borrower or the applicable Loan Party or Subsidiary will make or cause to be made a provision whereby the Obligations will be secured equally and ratably with all other obligations secured by such Lien, and in any case the Lenders shall have the benefit, to the full extent that and with such priority as, the Lenders may be entitled under Applicable Law, of an equitable Lien on such Property securing the Obligations; provided, however, that compliance with the foregoing sentence shall not be deemed to waive any of the requirements set forth herein with respect to Eligible Properties or to cure any Default or Event of Default resulting from the incurrence of such Lien or such overadvance.

(g) The Credit Agreement is amended by (i) deleting the word “and” at the end of clause (c) in Section 10.9 and (ii) deleting clause (d) in Section 10.9 in its entirety and substituting in lieu thereof the following new clauses (d) and (e):

(d) Indebtedness under the Additional Loan Agreement; and

(e) other Indebtedness so long as (i) no Default or Event of Default shall have occurred and be continuing and (ii) the incurrence of such Indebtedness would not cause the occurrence of a Default or Event of Default, including without limitation, a Default or Event of Default resulting from a violation of Section 10.1.

(h) The Credit Agreement is amended by restating Section 10.11 thereof in its entirety as follows:

Section 10.11 Derivatives Contract.

The Borrower and the Parent shall not, and shall not permit any Subsidiary of the Parent to, create, incur or suffer to exist any obligations in respect of Derivatives Contracts other than (a) Derivatives Contracts existing on the date hereof and described in Schedule 10.11; (b) interest rate cap agreements and (c) interest rate Derivatives Contracts (excluding interest rate cap agreements) entered into from time to time after the date hereof with counterparties that are nationally recognized, investment grade financial institutions in an aggregate notional amount not to exceed the aggregate amount of the Commitments plus the aggregate amount of the “Revolving Commitments” and the “Term Loans” (as such terms are defined in the Additional Loan Agreement) under the Additional Loan Agreement at any time outstanding; provided that, no Derivatives Contract otherwise permitted hereunder may be speculative in nature.

(i) The Credit Agreement is amended by restating clause (iv) in Section 13.8(c) thereof as follows:

(iv) postpone any date fixed for any payment of principal of, or interest on, any Loans or for the payment of Fees or any other Obligations except for payments due on the Termination Date which are extended by exercise of Section 2.13;

(j) The Credit Agreement is amended by deleting Exhibit K thereto in its entirety and replacing it with Exhibit K attached hereto.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a) A counterpart of this Amendment duly executed by the Borrower, the Guarantor and each of the Requisite Lenders;

(b) A Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by the Guarantor;

(c) Evidence that all fees and expenses payable to the Agent and the Lenders in connection with this Amendment have been paid, including without limitation, those fees set forth in Section 6 hereof; and

(d) Such other documents, instruments and agreements as the Agent may reasonably request.

Section 3. Representations. Each of the Borrower and the Parent represents and warrants to the Agent and the Lenders that:

(a) Authorization. The Borrower and the Parent each has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and Parent, as applicable, and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and Parent, as applicable, enforceable against such Person in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower and the Parent of this Amendment and the performance by the Borrower and the Parent of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws (including all Environmental Laws) relating the Borrower, the Parent or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, the Parent or any other Loan Party or any indenture, agreement or other instrument to which the Borrower, the Parent or any other Loan Party is a party or by which it or any of its properties may be bound and the violation of which would have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, the Parent or any other Loan Party other than Liens created pursuant to the terms of the Loan Documents.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrower. Each of the Borrower and the Parent hereby repeats and reaffirms all representations and warranties made by the Borrower and the Parent to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be represented, repeated and reaffirmed on and as of such earlier date).

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Amendment Fee. In consideration of the Lenders amending the Credit Agreement as provided herein, the Borrower agrees to pay to the Agent for the account of each consenting Lender executing this Amendment a fee equal to $5,000.

Section 7. Expenses. The Borrower shall reimburse the Agent and each Lender upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent or such Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be executed as of the date first above written.

BORROWER:

REGENCY CENTERS, L.P.

By:	Regency Centers Corporation,
its sole general partner

By:
Name:
Title:

PARENT:

REGENCY CENTERS CORPORATION

By:
Name:
Title:

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THE AGENT AND THE LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Agent

By:
Name:
Title:

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JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

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PNC BANK, NATIONAL ASSOCIATION

By:
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Title:

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SUNTRUST BANK

By:
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WACHOVIA BANK, NATIONAL ASSOCIATION

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REGIONS BANK

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COMERICA BANK

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EUROHYPO AG, NEW YORK BRANCH

By:
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Title:

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BANK OF AMERICA, N.A.

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MIZUHO CORPORATE BANK, LTD.

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THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

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U.S. BANK, NATIONAL ASSOCIATION

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CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

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ROYAL BANK OF CANADA

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SUMITOMO MITSUI BANKING CORPORATION

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CHEVY CHASE BANK, F.S.B.

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PEOPLE’S BANK

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FIRST HORIZON BANK, A DIVISION OF FIRST TENNESSEE BANK, NA

By:
Name:
Title:

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of March 5, 2008 (this “Acknowledgement”) executed by the undersigned (the “Guarantor”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Regency Centers L.P. (the “Borrower”), Regency Centers Corporation (the “Parent”), the Lenders, the Agent and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of February 12, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Guarantor is a party to that certain Guaranty dated as of February 12, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which the Guarantor guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Agent and the Lenders are to enter into a First Amendment to Second Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantor execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. The Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of the Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

REGENCY CENTERS CORPORATION

By:
Name:
Title:

EXHIBIT K

FORM OF UNENCUMBERED POOL CERTIFICATE

Reference is made to the Second Amended and Restated Credit Agreement dated as of February 12, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Regency Centers, L.P. (the “Borrower”), Regency Centers Corporation (the “Parent”), the financial institutions party thereto and their assignees under Section 13.7. thereof (the “Lenders”), Wells Fargo Bank, National Association, as Agent (the “Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement.

Pursuant to Section [4.1(b)][4.2][6.1][9.4(d)] of the Credit Agreement, the undersigned hereby certifies to the Lenders and the Agent that:

Schedule 1 attached hereto accurately and completely sets forth, as of the date hereof:

(i) for each Unencumbered Pool Property, (A) whether such Unencumbered Pool Property is owned by the Borrower, a Wholly Owned Subsidiary of the Borrower or a Qualified Venture, or is owned under a nominee arrangement and (B) whether such Unencumbered Pool Property is a Qualified Development Property, Newly Acquired Property, Recently Completed Property or Operating Property;

(ii) for each Qualified Development Property that is an Unencumbered Pool Property, (A) the net rentable square footage of such Eligible Property leased to tenants paying rent pursuant to binding leases as to which no monetary default has occurred and is existing, (B) the aggregate net rentable square footage of such Eligible Property, and (C) the book value of Construction in Process for such Unencumbered Pool Property as determined in accordance with GAAP;

(iii) for each Newly Acquired Property that is an Unencumbered Pool Property, the book value of such Unencumbered Pool Property as determined in accordance with GAAP;

(iv) for each Recently Completed Property that is an Unencumbered Pool Property, the book value of such Unencumbered Pool Property as determined in accordance with GAAP;

(v) for each Operating Property that is an Unencumbered Pool Property, the Net Operating Income of such Unencumbered Pool Property for the fiscal quarter most recently ended;

(vi) the Unencumbered Pool Value for each Unencumbered Pool Property;

(vii) the Borrowing Base (the aggregate Unencumbered Pool Values of all Unencumbered Pool Properties divided by 1.60*);

(viii) all Unsecured Liabilities of the Parent and its Consolidated Subsidiaries (other than the Loans and the Letter of Credit Liabilities);

(ix) the current outstanding Loans and Letter of Credit Liabilities;

(x) the aggregate amount of the Commitments; and

(xi) the Maximum Loan Availability.

Schedule 2 attached hereto sets forth a description of all Properties which have ceased to be included, or which are now to be included, as Unencumbered Pool Properties since the previous Unencumbered Pool Certificate most recently delivered to the Agent.

Schedule 3 attached hereto sets forth a list of all Unencumbered Pool Properties as of the date hereof.

The undersigned further certifies to the Agent, the Lenders and the Swingline Lender that as of the date hereof (a) no Default or Event of Default has occurred and is continuing, and (b) the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except (x) to the extent that such representations and warranties are already qualified as to materiality, in which case they are and shall be true and correct in all respects, (y) to the extent such representations or warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate in all material respects on and as of such earlier date) except to the extent that such representations and warranties are already qualified as materiality, in which case they were true and correct in all respects on and as of such earlier date) and (z) for changes in factual circumstances specifically and expressly permitted under the Credit Agreement or the other Loan Documents. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Revolving Loans contained in Article VI. of the Credit Agreement will have been satisfied at the time such Revolving Loans are made.

*	Not more than 30% of the Borrowing Base can be attributable to (without duplication) the collective Unencumbered Pool Values of (i) Development Properties and (ii) Properties that are not Retail Real Estate Properties.

Not more than 20% of the Borrowing Base can be attributable the collective Unencumbered Pool Values of Properties Owned by Qualified Ventures, which Properties are Retail Real Estate Properties but are not Development Properties.

No more than twice prior to the Termination Date, Borrower may elect to reduce the Borrowing Base Factor to 1.54 for a period of one fiscal quarter by delivering written notice to the Agent prior to its election to exercise such reduction.

IN WITNESS WHEREOF, the undersigned has signed this Unencumbered Pool Certificate on and as of             , 20__.

_______________________________________
Name:	_________________________________
Title:	Chief Financial Officer